Exhibit 99

Investors and Media: Chris Oltmann (818) 532-3708

Velocity Financial, Inc. Reports

First Quarter 2024 Results

First Quarter Highlights:

•	Net income of $17.3 million, up 62.0% from $10.6 million for 1Q23. Diluted EPS of $0.49, up $0.18 from $0.31 per share for 1Q23

•	Core net income(1) of $18.2 million, an increase of 60.4% from $11.4 million for 1Q23. Core diluted EPS(1) of $0.51, up from $0.33 per share for 1Q23

•	Loan production of $378.7 million in UPB, a 7.5% increase from 4Q23 and 74.5% from 1Q23

•	Loan production in April 2024 totaled $129.0 million with an 11.0% weighted average coupon (WAC)

•	Nonperforming loans as a percentage of Held for Investment (HFI) loans was 10.1%, up slightly from the 9.7% as of December 31, 2023, and an increase from 8.7% as of March 31, 2023

•	Resolutions of nonperforming loans (NPL) and real estate owned (REO) totaled $54.5 million in UPB

•	Realized gains of $1.3 million or 102.3% of UPB resolved

•	Portfolio net interest margin (NIM) of 3.35%, a decrease of 17 bps Q/Q and an increase of 12 bps from 3.23% for 1Q23

•	Completed the VCC 2024-1 securitization totaling $209.9 million of securities issued

•	Issued $75.0 million of senior secured notes to support ongoing investment portfolio growth

•	Liquidity(2) of $78.5 million as of March 31, 2024

•	Recourse debt to equity ratio of 1.4x

•	GAAP Book value per common share of $14.01 as of March 31, 2024, an increase from $13.49 as of December 31, 2023

Westlake Village, CA – May 2, 2024 – Velocity Financial, Inc. (NYSE: VEL) (Velocity or the Company), a leader in business purpose loans, reported net income of $17.3 million and core net income of $18.2 million for 1Q24, compared to net income of $10.6 million and core net income of $11.4 million for 1Q23. Earnings and core earnings per diluted share were $0.49 and $0.51, respectively, for 1Q24, compared to $0.31 and $0.33 for 1Q23.

(1)	Core income and Core EPS are non-GAAP measures that exclude nonrecurring and unusual activities from GAAP net income.
(2)	Liquidity includes unrestricted cash reserves of $43.7 million and available liquidity in unfinanced loans of $34.8 million.

“Velocity began 2024 with another quarter of strong production and loan portfolio growth, resulting in the second highest quarterly net earnings in the Company’s history.” said Chris Farrar, President and CEO. “We saw strong demand for financing to purchase real estate assets, particularly in traditional commercial properties, which equaled our 1-4 Investor loan volume this quarter and drove our production volume growth. While base rates increased during the first quarter, we continued to see an improvement of spreads in the securitization markets and robust investor demand for asset-backed securities. We remain on track to attain our “5X25” goal of a $5 billion loan portfolio by 2025 and deliver another year of solid financial performance.”

First Quarter Operating Results

KEY PERFORMANCE INDICATORS
($ in thousands)	1Q 2024	1Q 2023	$ Variance	% Variance
Pretax income	$23,236	$14,757	$8,479	57%
Net income	$17,251	$10,649	$6,602	62%
Diluted earnings per share	$0.49	$0.31	$0.18	56%
Core Pretax income	$24,525	$15,681	$8,844	56%
Core net income(a)	$18,249	$11,376	$6,873	60%
Core diluted earnings per share(a)	$0.51	$0.33	$0.18	54%
Pretax return on equity	20.76%	15.27%	n.a.	36%
Core pretax return on equity(a)	21.92%	16.20%	n.a.	35%
Net interest margin - portfolio	3.35%	3.23%	n.a.	4%
Net interest margin - total company	2.83%	2.76%	n.a.	3%
Average common equity	$447,613	$386,935	$60,678	16%

(a)	Core income, core diluted earnings per share and core pretax return on equity are non-GAAP measures. Please see the reconciliation to GAAP net income at the end of this release.

n.a.- not applicable

Discussion of results:

•	Net income in 1Q24 was $17.3 million, compared to $10.6 million for 1Q23

•	Robust production volume with weighted average coupons of 11.1% drove strong fair market value gains

•	Core net income(1) was $18.2 million, compared to $11.4 million for 1Q23

•	1Q24 core adjustments include incentive compensation expenses and costs related to the Company’s employee stock purchase plan (ESPP)

•

Portfolio NIM for 1Q24 was 3.35%, compared to 3.23% for 1Q23, a 4.0% Y/Y increase driven by 11.1% average loan coupons on recent loan production and continued NPL resolutions, partially offset by higher funding costs

•	The GAAP pretax return on equity was 20.77% for 1Q24, compared to 15.27% for 1Q23

2 | Page

TOTAL LOAN PORTFOLIO
($ of UPB in millions)	1Q 2024	1Q 2023	$ Variance	% Variance
Held for Investment
Investor 1-4 Rental	$2,337	$1,905	$432	23%
Mixed Use	492	450	43	9%
Multi-Family	323	304	19	6%
Retail	364	308	56	18%
Warehouse	276	221	55	25%
All Other	489	391	98	25%

Total	$4,282	$3,579	$703	20%

Held for Sale
Investor 1-4 Rental	$—	$—	$—	n.m.
Multi-Family	—	17	(17)	n.m.
Warehouse	—	—	—	n.m.
All Other	—	—	—	n.m.

Total Managed Loan Portfolio UPB	$4,282	$3,596	$685	19%

Key loan portfolio metrics:
Total loan count	11,013	9,147
Weighted average loan to value	67.6%	68.1%
Weighted average coupon	9.07%	8.15%
Weighted average total portfolio yield	8.71%	8.00%
Weighted average portfolio debt cost	5.93%	5.33%

n.m. - non meaningful

Discussion of results:

•	Velocity’s total loan portfolio was $4.3 billion in UPB as of March 31, 2024, an increase of 19.1% from $3.6 billion in UPB as of March 31, 2023

•	Primarily driven by 22.7% Y/Y growth in loans collateralized by Investor 1-4 Rental properties and 25.1% Y/Y growth in loans collateralized by “Other” commercial properties

•	Loan prepayments totaled $142.0 million, an increase of 20.9% Q/Q and 64.1% Y/Y

•	The UPB of Fair Value (FVO) loans was $1.58 billion, or 36.9% of total HFI loans, as of March 31, 2024, an increase from $454.0 million in UPB and 12.6%, as of March 31, 2023

•	The weighted average portfolio loan-to-value ratio was 67.6% as of March 31, 2024, down from 68.1% as of March 31, 2023, and consistent with the five-quarter trailing average of 67.9%

•	The weighted average total portfolio yield was 8.71% for 1Q24, an increase of 71 bps from 1Q23, driven by a 93 bps increase in average loan coupons from 1Q23

•	Portfolio-related debt cost for 1Q24 was 5.93%, an increase of 60 bps from 1Q23, driven by higher interest rates on warehouse financing and recent securitizations

3 | Page

LOAN PRODUCTION VOLUMES
($ in millions)	1Q 2024	1Q 2023	$ Variance	% Variance
Investor 1-4 Rental	$167	$116	$51	44%
Traditional Commercial	167	80	87	109%
Short-term loans	45	21	24	115%

Total loan production	$379	$217	$162	75%

Acquisitions	$12	$—

Discussion of results:

•	Loan production for 1Q24 totaled $378.7 million in UPB, a 74.5% increase from $217.0 million in UPB for 1Q23

•	Driven by growing demand for Traditional Commercial financing. On a Q/Q basis, production volume rose 7.5%.

•	The weighted average coupon (WAC) on 1Q24 HFI loan production was 11.1%, essentially unchanged from 1Q23

HFI PORTFOLIO CREDIT PERFORMANCE INDICATORS
($ in thousands)	1Q 2024	1Q 2023	$ Variance	% Variance
Nonperforming loans(a)	$432,560	$309,937	$122,623	40%
Average Nonperforming Loans (b)	$321,442	$298,703	$22,739	8%
Average Loan HFI	$4,149,750	$3,512,133	$637,617	18%
Nonperforming loans % total HFI Loans	10.1%	8.7%	n.a.	17%
Total Charge Offs	$504	$484	$20	4%
Charge-offs as a % of Avg. Nonperforming Loans(c)	0.63%	0.65%	n.a.	(3)%
Loan Loss Reserve	$5,267	$5,045	$221	4%

(a)	Total nonperforming/nonaccrual loans include loans 90+ days past due, loans in foreclosure, bankruptcy and on nonaccrual.
(b)	Reflects monthly average nonperforming loans held for investment, excluding FVO loans, during the period.
(c)	Reflects the annualized quarter-to-date charge-offs to average nonperforming loans for the period.

n.a.- not applicable

Discussion of results:

•	Nonperforming loans (NPL) totaled $432.6 million in UPB as of March 31, 2024, or 10.1% of loans HFI, compared to $309.9 million and 8.7% as of March 31, 2023

•	Driven by growth in loans transitioning to foreclosure

•	Charge-offs for 4Q23 totaled $504.0 thousand, compared to $484.0 thousand for 1Q23

•	The trailing five-quarter charge-off average was $508.8 thousand

•	The loan loss reserve totaled $5.3 million as of March 31, 2024, a 4.4% increase from $5.0 million as of March 31, 2023

•	Primarily resulting from an increase in the individually-assessed reserve component

•	Loans carried at fair value are not subject to a CECL reserve

4 | Page

NET REVENUES
($ in thousands)	1Q 2024	1Q 2023	$ Variance	% Variance
Interest income	$90,529	$70,521	$20,007	28%
Interest expense - portfolio related	(55,675)	(42,029)	(13,645)	32%

Net Interest Income - portfolio related	34,854	28,492	6,362	22%
Interest expense - corporate debt	(5,380)	(4,139)	(1,241)	30%
Loan loss provision	(1,002)	(636)	(366)	58%

Net interest income after provision for loan losses	$28,472	$23,717	$4,755	20%

Gain on disposition of loans	1,699	1,913	(214)	(11)%
Unrealized (loss) gain on fair value loans	18,925	7,354	11,571	157%
Unrealized gain (loss) on fair value of securitized debt	(2,318)	(170)	(2,148)	n.m.
Unrealized gain/(loss) on mortgage servicing rights	444	(95)	539	(567)%
Origination income(a)	4,986	2,411	2,575	107%
Bank interest income	1,631	948	683	n.m.
Other operating income (expense)	408	481	(72)	(15)%

Total Other operating income (expense)	$25,775	$12,842	$12,933	101%

Net Revenue	$54,247	$36,560	$17,687	48%

(a)	1Q23 includes a reclass of production fees to expenses

n.m. - non meaningful

Discussion of results:

•	Net Revenue for 1Q24 was $54.2 million, an increase of 48.4% compared to $36.6 million for 1Q23

•	Driven primarily by $12.9 million Y/Y growth in other operating income and continued strong loan portfolio performance from organically sourced production

•	Total net interest income for 1Q24, including corporate debt interest expense and loan loss provision, was $28.5 million, a 20.0% increase from $23.7 million for 1Q23

•	Portfolio net Interest income was $34.9 million for 1Q24, an increase of 22.3% from 1Q23 resulting from portfolio growth and a 12bps increase in NIM

•	Total other operating income was $25.8 million for 1Q24, an increase from $12.8 million for 1Q23, driven by net fair value gains and origination fees on higher 1Q24 loan production

•	Net FVO gains on loans and securitized debt were $16.6 million, resulting primarily from fair value gains on new 1Q24 loan production, partially offset by fair value losses on securitized debt

•	Origination income totaled $5.0 million, resulting from fee income realized on loans 1Q24 loan production

•	Gain on disposition of loans totaled $1.7 million for 1Q24, primarily driven by loans transferred to Real Estate Owned (REO)

5 | Page

OPERATING EXPENSES
($ in thousands)	1Q 2024	1Q 2023	$ Variance	% Variance
Compensation and employee benefits	$15,357	$10,008	$5,349	53%
Origination (income)/expense(a)	646	(50)	696	n.m.
Securitization expenses	2,874	2,584	290	n.m.
Rent and occupancy	498	446	51	12%
Loan servicing	4,824	3,828	996	26%
Professional fees	2,115	955	1,160	121%
Real estate owned, net	2,455	1,829	626	34%
Other expenses	2,242	2,202	39	2%

Total operating expenses	$31,011	$21,802	$9,208	42%

(a)	1Q23 includes a reclass of production fees to expenses

n.m. - non meaningful

Discussion of results:

•	Operating expenses totaled $31.0 million for 1Q24, an increase of 42.2% from 1Q23, driven by our growth in originations and the portfolio

•	Compensation expense totaled $15.4 million, compared to $10.0 million for 1Q23

•	Compensation growth was driven by growth of the production team in addition to higher commissions expense from increased origination volumes

•	Securitization expenses totaled $2.9 million, resulting from the issuance of the VCC 2024-1 securitization during the quarter, in-line with securitization costs for 1Q23.

•	Loan servicing expense totaled $4.8 million, a 26.0% increase from $3.8 million for 1Q23, driven by portfolio growth and nonperforming loan resolution costs

•	REO expense increased totaled $2.5 million, an increase from $1.8 million for 1Q23, driven by increased valuation-related expenses

6 | Page

SECURITIZATIONS

($ in thousands)	Securities	Balance at		Balance at
Trusts	Issued	3/31/2024	W.A. Rate	3/31/2023	W.A. Rate
2016-1 Trust	319,809	$—	0.00%	$19,896	8.85%
2017-2 Trust	245,601	41,610	4.06%	55,981	3.95%
2018-1 Trust	176,816	31,981	4.09%	41,239	4.01%
2018-2 Trust	307,988	74,490	4.51%	91,189	4.50%
2019-1 Trust	235,580	70,253	4.06%	87,832	4.08%
2019-2 Trust	207,020	62,467	3.44%	81,096	3.41%
2019-3 Trust	154,419	54,912	3.30%	65,757	3.28%
2020-1 Trust	248,700	101,991	2.89%	128,280	2.84%
2020-2 Trust	96,352	42,088	4.57%	57,239	4.60%
2021-1 Trust	251,301	165,657	1.77%	186,986	1.75%
2021-2 Trust	194,918	141,057	2.03%	161,511	2.01%
2021-3 Trust	204,205	153,438	2.46%	172,915	2.45%
2021-4 Trust	319,116	237,277	3.25%	266,076	3.19%
2022-1 Trust	273,594	233,429	3.94%	250,986	3.93%
2022-2 Trust	241,388	205,358	5.07%	231,171	5.09%
2022-MC1 Trust	84,967	27,519	6.92%	48,298	6.88%
2022-3 Trust	296,323	251,143	5.71%	277,038	5.67%
2022-4 Trust	308,357	263,336	6.22%	297,702	6.24%
2022-5 Trust	188,754	154,783	7.01%	184,213	7.08%
2023-1 Trust	198,715	169,107	7.04%	195,999	7.01%
2023-1R Trust	64,833	54,342	7.63%
2023-2 Trust	202,210	178,713	8.24%
2023-RTL1 Trust	81,608	81,608	7.22%
2023-3 Trust	234,741	220,689	7.87%
2023-4 Trust	202,890	215,821	8.32%
2024-1 Trust	209,862	207,855	7.91%

	$5,550,067	$3,440,924	5.43%	$2,901,403	4.47%

Discussion of results

•	The company completed one securitization during 1Q24 totaling $209.9 million of securities issued

•	The transaction execution improved significantly from the prior quarter

•	The weighted average rate on Velocity’s outstanding securitizations was 5.43% as of March 31, 2024, an increase of 96 bps from March 31, 2023

7 | Page

RESOLUTION ACTIVITIES

LONG-TERM LOANS

RESOLUTION ACTIVITY	FIRST QUARTER 2024		FIRST QUARTER 2023
($ in thousands)	UPB $	Gain / (Loss) $	UPB $	Gain / (Loss) $
Paid in full	$16,563	$798	$11,274	$632
Paid current	27,494	164	18,477	233
REO sold (a)	3,888	224	570	137

Total resolutions	$47,945	$1,186	$30,321	$1,002

Resolutions as a % of nonperforming UPB		102.5%		103.3%

SHORT-TERM AND FORBEARANCE LOANS

RESOLUTION ACTIVITY	FIRST QUARTER 2024		FIRST QUARTER 2023
($ in thousands)	UPB $	Gain / (Loss) $	UPB $	Gain / (Loss) $
Paid in full	$2,496	$—	$5,560	$348
Paid current	2,927	25	1,633	9
REO sold	1,161	62	1,209	(21)

Total resolutions	$6,584	$87	$8,402	$336

Resolutions as a % of nonperforming UPB		101.3%		104.0%

Grand total resolutions	$54,529	$1,274	$38,723	$1,338

Grand total resolutions as a % of nonperforming UPB		102.3%		103.5%

Discussion of results:

•	NPL resolution totaled $54.5 million in UPB, realizing 102.3% of UPB resolved compared to $38.7 million in UPB and realization of 103.5% of UPB resolved for 1Q23

•	1Q24 NPL resolutions represented 13.8% of nonperforming loan UPB as of December 31, 2023

•	The UPB of loan resolutions in 1Q24 were in-line with the recent five-quarter resolution average of $55.9 million in UPB

8 | Page

Velocity’s executive management team will host a conference call and webcast to review 1Q24 financial results on May 2nd, 2024, at 2:00 p.m. Pacific Time / 5:00 p.m. Eastern Time.

Webcast Information

The conference call will be webcast live in listen-only mode and can be accessed through the Events and Presentations section of the Velocity Financial Investor Relations website https://www.velfinance.com/events-and-presentations. To listen to the webcast, please visit Velocity’s website at least 15 minutes before the call to register, download, and install any needed software. An audio replay of the call will also be available on Velocity’s website following the completion of the conference call.

Conference Call Information

To participate by phone, please dial-in 15 minutes before the start time to allow for wait times to access the conference call. The live conference call will be accessible by dialing 1-833-316-0544 in the U.S. and Canada and 1-412-317-5725 for international callers. Callers should ask to join the Velocity Financial, Inc. conference call.

A replay of the call will be available through midnight on May 24, 2024, and can be accessed by dialing 1-877-344-7529 in the U.S. and 855-669-9658 in Canada or 1-412-317-0088 internationally. The passcode for the replay is #3912582. The replay will also be available on the Investor Relations section of the Company’s website under “Events and Presentations.”

About Velocity Financial, Inc.

Based in Westlake Village, California, Velocity is a vertically integrated real estate finance company that primarily originates and manages business purpose loans secured by 1-4-unit residential rental and small commercial properties. Velocity originates loans nationwide across an extensive network of independent mortgage brokers built and refined over 20 years.

Non-GAAP Financial Measures

To supplement our financial statements presented in accordance with United States generally accepted accounting principles (GAAP), the Company uses non-GAAP core net income and core diluted EPS, which are non-GAAP financial measures.

Non-GAAP core net income and non-GAAP core diluted EPS are non-GAAP financial measures that represent our net income (loss) and net income (loss) per diluted share, adjusted to eliminate the effect of certain costs incurred from activities that are not normal recurring operating expenses, such as COVID-stressed charges and recoveries of loan loss provision, nonrecurring debt amortization, the impact of operational measures taken to address the COVID-19 pandemic and workforce reduction costs, and costs associated with acquisitions. To calculate non-GAAP core diluted EPS, we use the weighted-average number of shares of common stock outstanding that is used to calculate net income per diluted share under GAAP.

9 | Page

We have included non-GAAP core net income and non-GAAP core diluted EPS because they are key measures used by our management to evaluate our operating performance, generate future operating plans, and make strategic decisions, including those relating to operating expenses and the allocation of internal resources. Accordingly, we believe that non-GAAP core net income and non-GAAP core diluted EPS provide useful information to investors and others in understanding and evaluating our operating results in the same manner as our management and board of directors. In addition, they provide useful measures for period-to-period comparisons of our business, as they remove the effect of certain items that we expect to be nonrecurring.

These non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. These non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similarly titled measures presented by other companies.

For more information on Core Income, please refer to the section of this press release below titled “Adjusted Financial Metric Reconciliation to GAAP Net Income” at the end of this press release.

Forward-Looking Statements

Some of the statements contained in this press release may constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to anticipated results, expectations, projections, plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “goal,” ”position,” or “potential” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans, or intentions.

The forward-looking statements contained in this press release reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions, and changes in circumstances that may cause actual results to differ significantly from those expressed or contemplated in any forward-looking statement. While forward-looking statements reflect our good faith projections, assumptions, and expectations, they are not guarantees of future results. Furthermore, we disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events, or other changes, except as required by applicable law. Factors that could cause our results to differ materially include, but are not limited to, (1) the continued course and severity of the COVID-19 pandemic and its direct and indirect impacts, (2) general economic and real estate market conditions, including the risk of recession (3) regulatory and/or legislative changes, (4) our customers’ continued interest in loans and doing business with us, (5) market conditions and investor interest in our future securitizations, and (6) the continued conflict in Ukraine and Israel and (7) changes in federal government fiscal and monetary policies.

10 | Page

Additional information relating to these and other factors that could cause future results to differ materially from those expressed or contemplated in any forward-looking statements can be found in the section titled ‘‘Risk Factors” in our Form 10-Q filed with the SEC on May 14, 2020, as well as other cautionary statements we make in our current and periodic filings with the SEC. Such filings are available publicly on our Investor Relations web page at www.velfinance.com.

11 | Page

Velocity Financial, Inc.

Consolidated Balance Sheet

	Quarter Ended
	3/31/2024		12/31/2023		9/30/2023		6/30/2023		3/31/2023
	Unaudited		Audited		Unaudited		Unaudited		Unaudited
(In thousands)
Assets
Cash and cash equivalents	$34,829		$40,566		$29,393		$33,987		$39,397
Restricted cash	24,216		21,361		17,703		16,786		16,636
Loans held for sale, at fair value	—		17,590		19,536		—		18,081
Loans held for investment, at fair value	1,649,540		1,306,072		951,990		705,330		450,732
Loans held for investment	2,727,518		2,828,123		2,945,840		3,057,940		3,169,280

Total loans, net	4,377,058		4,151,785		3,917,366		3,763,270		3,638,093
Accrued interest receivables	29,374		27,028		24,756		22,602		20,931
Receivables due from servicers	87,523		85,077		70,139		63,896		64,133
Other receivables	2,113		8,763		236		1,306		2,188
Real estate owned, net	46,280		44,268		29,299		20,388		21,778
Property and equipment, net	2,013		2,785		2,861		3,023		3,209
Deferred tax asset	1,580		2,339		705		1,878		2,543
Mortgage Servicing Rights, at fair value	9,022		8,578		9,786		9,445		9,143
Derivative assets	1,967		—		1,261		—		—
Goodwill	6,775		6,775		6,775		6,775		6,775
Other assets	5,468		5,248		7,028		7,789		12,268

Total Assets	$4,628,218		$4,404,573		$4,117,308		$3,951,145		$3,837,094

Liabilities and members’ equity
Accounts payable and accrued expenses	$123,988		$121,969		$97,869		$95,344		$84,976
Secured financing, net	283,813		211,083		210,774		210,464		210,155
Securitized debt, net	2,329,906		2,418,811		2,504,334		2,622,547		2,657,469
Securitized debt, at fair value	1,073,843		877,417		669,139		381,799		194,941
Warehouse & repurchase facilities	360,216		334,755		215,176		235,749		298,313
Derivative liability	—		3,665		—		—		—

Total Liabilities	4,171,766		3,967,700		3,697,292		3,545,903		3,445,854
Stockholders’ Equity
Stockholders’ equity	452,941		433,444		416,398		401,707		387,624
Noncontrolling interest in subsidiary	3,511		3,429		3,618		3,535		3,616

Total equity	456,452		436,873		420,016		405,242		391,240

Total Liabilities and members’ equity	$4,628,218		$4,404,573		$4,117,308		$3,951,145		$3,837,094

Book value per share	$14.01		$13.49		$13.00		$12.57		$12.18

Shares outstanding	32,574	(1)	32,395	(2)	32,314	(3)	32,239	(4)	32,112	(5)

(1)	Based on 32,574,498 common shares outstanding as of March 31, 2024, and excludes unvested shares of common stock authorized for incentive compensation totaling 411,296.
(2)	Based on 32,395,423 common shares outstanding as of December 31, 2023, and excludes unvested shares of common stock authorized for incentive compensation totaling 470,413.
(3)	Based on 32,313,744 common shares outstanding as of September 30, 2023, and excludes unvested shares of common stock authorized for incentive compensation totaling 589,634.
(4)	Based on 32,238,715 common shares outstanding as of June 30, 2023, and excludes unvested shares of common stock authorized for incentive compensation totaling 502,913.
(5)	Based on 32,111,906 common shares outstanding as of March 31, 2023, and excludes unvested shares of common stock authorized for incentive compensation totaling 490,526.

12 | Page

Velocity Financial, Inc.

Consolidated Statements of Income (Quarters)

	Quarter Ended
($ in thousands)	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023
	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited
Revenues
Interest income	$90,529	$86,269	$79,088	$74,897	$70,521
Interest expense - portfolio related	55,675	51,405	47,583	45,451	42,029

Net interest income - portfolio related	34,854	34,864	31,505	29,446	28,492
Interest expense - corporate debt	5,380	4,140	4,138	4,139	4,139

Net interest income	29,473	30,724	27,367	25,307	24,353
Provision for loan losses	1,002	828	154	298	636

Net interest income after provision for loan losses	28,472	29,897	27,213	25,009	23,717
Other operating income
Gain on disposition of loans	1,699	1,482	3,606	1,237	1,913
Unrealized gain (loss) on fair value loans	18,925	39,367	(1,284)	2,413	7,354
Unrealized gain (loss) on fair value securitized debt	(2,318)	(24,085)	9,692	5,560	(170)
Unrealized gain/(loss) on mortgage servicing rights	444	(1,208)	341	302	(95)
Origination income	4,986	3,981	3,323	2,735	2,411
Bank interest income	1,631	1,716	1,342	1,188	948
Other income (expense)	408	418	340	601	481

Total other operating income	25,775	21,670	17,360	14,036	12,842

Net revenue	54,247	51,567	44,573	39,046	36,560

Operating expenses
Compensation and employee benefits	15,357	15,143	12,523	10,670	10,008
Origination expenses	646	173	273	123	(50)
Securitizations expenses	2,874	2,709	4,930	2,699	2,584
Rent and occupancy	498	551	472	458	446
Loan servicing	4,824	4,636	4,901	4,267	3,828
Professional fees	2,115	1,733	854	1,056	955
Real estate owned, net	2,455	2,068	1,239	1,018	1,829
Other operating expenses	2,242	2,248	2,142	1,931	2,202

Total operating expenses	31,011	29,260	27,334	22,222	21,802

Income before income taxes	23,236	22,307	17,239	16,824	14,757
Income tax expense	5,903	5,141	5,070	4,602	4,021

Net income	17,333	17,166	12,169	12,222	10,736

Net income attributable to noncontrolling interest	82	(189)	83	39	87

Net income attributable to Velocity Financial, Inc.	17,251	17,355	12,086	12,183	10,649

Less undistributed earnings attributable to participating securities	217	225	183	185	160

Net earnings attributable to common shareholders	$17,034	$17,130	$11,903	$11,998	$10,489

Basic earnings (loss) per share	$0.52	$0.53	$0.37	$0.37	$0.33

Diluted earnings (loss) per common share	$0.49	$0.50	$0.35	$0.36	$0.31

Basic weighted average common shares outstanding	32,541	32,326	32,275	32,122	32,098

Diluted weighted average common shares outstanding	35,439	34,991	34,731	34,140	34,052

13 | Page

Velocity Financial, Inc.

Net Interest Margin – Portfolio Related and Total Company

(Unaudited)

Quarters:

	Quarter Ended March 31, 2024			Quarter Ended March 31, 2023
		Interest	Average		Interest	Average
	Average	Income /	Yield /	Average	Income /	Yield /
($ in thousands)	Balance	Expense	Rate(1)	Balance	Expense	Rate(1)
Loan portfolio:
Loans held for sale	$9,661			$12,896
Loans held for investment	4,149,750			3,512,133

Total loans	$4,159,412	$90,529	8.71%	$3,525,029	$70,521	8.00%

Debt:
Warehouse and repurchase facilities	$267,559	6,392	9.56%	$225,497	4,833	8.57%
Securitizations	3,486,173	49,283	5.65%	2,926,153	37,196	5.08%

Total debt - portfolio related	3,753,732	55,675	5.93%	3,151,650	42,029	5.33%
Corporate debt	261,552	5,380	8.23%	215,000	4,139	7.70%

Total debt	$4,015,284	$61,055	6.08%	$3,366,650	$46,168	5.49%

Net interest spread - portfolio related (2)			2.77%			2.67%
Net interest margin - portfolio related			3.35%			3.23%

Net interest spread - total company (3)			2.62%			2.52%
Net interest margin - total company			2.83%			2.76%

(1)	Annualized.
(2)	Net interest spread — portfolio related is the difference between the rate earned on our loan portfolio and the interest rates paid on our portfolio-related debt.
(3)	Net interest spread — total company is the difference between the rate earned on our loan portfolio and the interest rates paid on our total debt.

14 | Page

Velocity Financial, Inc.

Adjusted Financial Metric Reconciliation to GAAP Net Income

(Unaudited)

Quarters:

Core Net Income

	Quarter Ended
	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023
Net Income	$17,251	$17,355	$12,086	$12,183	$10,649
Corporate debt refinancing costs	—	—	—	—	—
Tax liability reduction	—	(1,866)	—	—	—
Equity award & ESPP costs	998	673	832	745	728

Core Net Income	$18,249	$16,161	$12,918	$12,928	$11,376

Core diluted earnings per share	$0.51	$0.46	$0.37	$0.38	$0.33

15 | Page